Exhibit 10.17

PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K, CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED AND, WHERE APPLICABLE, HAVE BEEN MARKED “[***],” SUCH REDACTIONS ARE IMMATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT AGREEMENT NUMBER 1

to the Statement of Work dated February 2nd 2018

(“Amendment”)

between

INNOVIZ Technologies Ltd. (“INNOVIZ”), a corporation duly organised and existing under the laws of Israel, with its domicile at 15 Atir Yeda Street, Kfar Saba, Israel

and

MAGNA Electronics Europe GmbH & Co. OHG (“MAGNA”), a corporation duly organised and existing under the laws of Germany, with its domicile at Kurfürst-Eppstein-Ring 9, 63877 Sailauf, Germany

(INNOVIZ and MAGNA each a “Party” and jointly “Parties”)

INTRODUCTION:

A.

The Parties entered into a Statement of Work (“SOW”) on 2 February 2018 regarding the Development Project .“Long Range LiDAR as a key sensor to enable autonomous driving and support diverse ADAS functionality” the customer BMW AG.

B.

Article 5 and Article 18 of the SOW provides that changes to the Development Services’ (as defined in the SOW) and/or to the content of the SOW shall be subject to change management and be made in written form.

IT IS AGREED to amend and supplement, respectively, the Agreement as follows:

1.

In deviation of the payment plan in section 10 “Fees and Payment”, [***] as partial sum of the remaining NRE costs of [***] shall be payable by 15, May 2019 as upfront payment for the following activities:

a. [***]

b. [***]

c. [***]

d. [***]

e. [***]

f. [***]

g. [***]

h. [***]

i. [***]

Further [***] as partial sum of the remaining NRE costs of [***], shall be payable upon delivery of 60 units to Magna’s location in Tiengen by the 31, August 2019. Delivery costs are to be paid by Innoviz. Innoviz is obliged to deliver these units, on an open book basis and to share all detailed actual costs.

For reasons of clarity, the amount of [***] will be deducted from the remaining NRE costs of [***]. Hence, the residual amount to be paid after SOP amounts to [***].

2.

This Amendment shall form an integral part, and amend and supplement, respectively, the terms and conditions, of the SOW. Save as explicitly otherwise stated in this Amendment, all terms and provisions of the SOW shall remain in full force and effect.

Date: May 10, 2019

INNOVIZ Technologies Ltd.

MAGNA Electronics Europe GmbH & Co. OHG

/s/ Rainer Bruns	/s/ Ulla Euler
Name: Rainer Bruns	Name: Ulla Euler

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